                                                                  EXHIBIT 10.226

             FIRST AMENDMENT TO GENERAL LOAN AND SECURITY AGREEMENT
                                (Inventory Loan)

       THIS First Amendment to General Loan and Security Agreement (Inventory
Loan) (the "Amendment"), made as of 1st day of February, 2001, by and between STEAMBOAT SUITES, INC., a Colorado Corporation, and PREFERRED EQUITIES CORPORATION, each having an address of 4310 Paradise Road Las Vegas, Nevada 89109 (hereinafter collectively referred to as "Debtor"); and

       TEXTRON FINANCIAL CORPORATION, a Delaware Corporation, having an address of 333 East River Drive, East Hartford, CT 06108 (hereinafter referred to as "Lender")

                                    RECITALS

       This Amendment modifies and amends that certain General Loan and Security Agreement (Inventory Loan) dated as of December 17, 1999 which effectively restated the original loan agreement dated October 4, 1994 as amended (collectively the "Existing GLSA", the Existing GLSA, as amended hereby and as further amended from time to time is referred to herein as the "Agreement")

Debtor has requested that Lender modify certain terms of the Loan upon the terms and provisions hereinafter set forth in order to provide for a re-advice of certain inventory proceeds and to extend the Receivables Maturity Date and to repledge certain inventory under the duration loan as well as other certain provisions.

       NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

I.     INTERPRETATION OF AMENDMENT

A. Terms Defined

       Capitalized terms used in this Amendment and not defined herein shall have the respective meanings specified in the Existing GLSA, as amended hereby. As used in this Amendment, the following terms have the respective meanings specified below:

Agreement - as defined in the Recitals hereto.

Amendment or this Amendment - as defined in the Recitals hereto.

B. Directly or Indirectly

       Where any provision in the Amendment refers to an action taken by any Person or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

C. Headings

       Section headings have been inserted in this Amendment as a matter of convenience of reference only; such section headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.


II.    AMENDMENTS

       A.     Definitions.

              1. The definitions set forth below are hereby added to Section 1.1 of the Existing GLSA so as to preserve the alphabetical ordering of the definitions set forth therein:

              "First Inventory Loan Amendment Effective Date - means February 1, 2001."

              "First Inventory Loan Amendment means that certain amendment of this Agreement dated as of February 1, 2001.

              "First Amendment Commitment Fee" means the amount equal to 1% of the principal amount of the Inventory Re-advance on or about February 1, 2001 or $3,000 as of February 1, 2001 and $15,000,000.

              "First Amendment Transaction Fee" means the amount equal to 1% of the principal amount of the Inventory Re-advance on or about February 1, 2001 or $3,000 as of February 1, 2001.

              "First Amendment Commitment Letter means that certain letter dated January 18, 2001 from Lender to Debtor which Letter was accepted on January 22, 2001."

              "Inventory Re-advance" means the principal amount up to $300,000 based on the current unsold Inventory Timeshare Intervals at the Steamboat Resorts. The principal amount of the Inventory Loan plus Inventory Re-advance shall not exceed an amount equal to 14% advance against the retail value of the remaining unsold inventory at the Steamboat Resort.

              2. The parties hereto mutually agree that Section 2.1(c) shall be added to the Agreement.

              2(c) Inventory Re-advance. The Lender agrees pursuant to the terms of the First Inventory Loan Amendment to make a special-one-time Inventory Re-advance in the principal amount not to exceed $300,000 be made by Lender to Debtors in accordance with the terms of the Agreement and the First Inventory Loan Amendment, such advance to occur not later than March 1, 2001. Upon issuance of such Inventory Re-advance the principal balance outstanding under the Inventory Loan shall be $1,570,205. The Inventory Promissory Note, the Inventory Deed of Trust and other documents shall continue to secure the Inventory Loan. In addition, the undersigned hereby confirm and represent that


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

              the Collateral pledged for the Inventory Loan has a Fair Market Value sufficient to continue to secure and repay the Inventory Loan.

              The terms of repayment set forth under Section 2.1(a) shall remain in full force and effect.

              3. The parties hereto mutually agree that Section 2.4(c) shall be modified to delete subsection (c) in its entirety and in lieu thereof, the following provision to be inserted:

              (c) Mandatory Prepayment. Debtor shall make payments in addition to the Release Payments on or before the following anniversary dates to the extent necessary so that the principal balance of the Inventory Loan does not exceed the following levels:

               Date                                Principal Balance Remaining
               ----                                ---------------------------
        December 1, 2000                                  $6,200,000
        February 28, 2001                                  4,500,000
        February 28, 2002                                  2,500,000
        February 28, 2003                                  1,000,000
        February 28, 2004                                      0

              2. The parties hereto mutually agree that the definition of "Inventory Maturity Date " is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

       "INVENTORY MATURITY DATE" means February 28, 2004.


III.   REAFFIRMATIONS

       1. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Agreement.

       2. To ensure that the Inventory Loan is paid by the Inventory Maturity Date of February 28, 2004, the Debtor is pledging all unsold previously released Intervals under an Amendment to the Inventory Deed of Trust. Debtor acknowledges and agrees that the Notes, Agreement, Inventory Deed of Trust, assignment of Pledged Notes Receivable, Pledged Notes Receivable Deeds of Trust and Pledged Contracts, Guaranty Agreement, Subordination Agreements, Agency Agreement and all other Security Documents (as modified herein) shall remain in full force and effect, unimpaired by this Amendment and that they are valid, binding and enforceable documents, duly executed and delivered by Debtor, and that Debtor has no offsets or defenses to the enforcement of the terms and provisions contained therein.

       3. Except as provided in Schedule 1 hereto, Debtor, and as applicable, the Guarantors, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants as updated hereunder made in the Agreement


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

(including, as amended hereby), as if the same were made as of this date and with reference to the Agreement as amended hereby. In addition, Debtor (and, as applicable, the Guarantors) represents and warrants as follows:

              a. This Amendment has been duly authorized by Debtor and is the legal, valid and binding obligation of Debtor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, as applicable with respect to the Guarantors, this Amendment is the legal, valid and binding obligation of the Guarantors, enforceable against them in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              b. The execution, delivery and performance of this Amendment and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default, or result in the creation of any lien, charge or encumbrance upon the Collateral, under any provision of law, or any indenture, agreement or instrument to which Debtor or any Guarantor is a party or by which the Debtor or Guarantors may be bound or affected except for liens in favor of Lender and the Pledged Notes Receivable Deeds of Trust.

              c. There are no Defaults or Events of Default pursuant to the Security Documents; Lender has fully performed its obligations under the Security Documents which Lender is required to perform as of the date hereof, and neither Debtor nor the Guarantors have any defense, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

       3. Debtor and the Guarantor hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Security Documents, and acknowledge that the Obligations, or with respect to the Guarantors, the guaranteed Indebtedness defined in the Guaranty and as amended herein, are the valid, legally binding and enforceable obligations of Debtor, and the Guarantors, respectively.


IV.    CLOSING CONDITIONS AND ADDITIONAL TERMS

       1. The obligation of Lender to enter into this Amendment and, in addition to all of the other conditions precedent set forth in the Agreement or the other Loan Documents, to fund any further Advance pursuant to the terms hereof, shall be subject to the satisfaction of each of the following conditions precedent by no later than March 30, 2001.

              a. Debtor shall pay Lender (i) the First Amendment Commitment Fee and (ii) the First Amendment Transaction Fee and (iii) Two Thousand Five Hundred Dollars ($2,500) as payment in full for attorney's fees and costs incurred by Lender in connection with the preparation of this Amendment and related documentation.


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

              b. Lender shall have received from Debtor fully executed original or executed counterpart originals of this Amendment.

              c. Except for information contained in certificates provided pursuant to Article IV(1)(g) and (h) hereof or any schedule to this Amendment, the representations and warranties contained in the Agreement and in this Amendment, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with and performed by Debtor (or Guarantor), shall have been fully complied with and performed to the satisfaction of Lender.

              d. Neither Debtor nor Guarantors shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of the Security Documents.

              e. No Default or Event of Default shall exist immediately prior to the closing hereof, or after giving effect to such closing, or immediately after the making of any Advance requested in connection with such closing.

              f. Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the First Inventory Amendment Effective Date and signed by the president or other authorized officer of the Debtor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Agreement.

              g. Debtor shall deliver to Lender, and Lender shall have approved, by no later than March 30, 2001:

                     i. A certificate of current good standing for Debtor, together with copies of any amendments to the certificate of incorporation or bylaws of Debtor since November 1, 2000, certified to be true, correct and complete by the Debtor, its secretary or assistant secretary, or the Colorado Secretary of State;

                     ii. Evidence satisfactory to Lender that all taxes and assessments, including without limitation, those specified in Section 7.1
       (a) of the Agreement, owed by or for which Debtor is responsible for collection have been paid or will be paid prior to delinquency;

                     iii. A certificate of the secretary or assistant secretary of Debtor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Debtor to enter into and execute this Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder;

                     iv. A certificate of the secretary or assistant secretary of Debtor certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of


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

       Debtor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                     v. A certificate of the secretary or assistant secretary of each Guarantor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of the Guarantor to enter into and execute this Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder; and

                     vi. A certificate of the secretary or assistant secretary of each Guarantor certifying the incumbency of, and verifying the authenticity of signatures of, the officers of each Guarantor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith.

              i. All actions taken in connection with the execution or delivery of this Amendment, and all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance satisfactory to Lender and its counsel.

              j. Debtor shall have paid all fees and expenses required to be paid prior to or at the closing pursuant to this Amendment.


V.     GUARANTORS' OBLIGATIONS

       1.     Each Guarantor:

              a. has reviewed this Amendment with counsel of it's choice, and accepts and consents to the terms of this Amendment and the transactions provided for herein;

              b. acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

              c. ratifies and reaffirms the terms of its Guaranty Agreement, and all of the terms provisions, agreements, conditions and undertakings contained in the Guaranty Agreement or any of the Security Documents (as applicable to the Guarantor), all of which remain unmodified, except as modified herein and in full force and effect;

              d. acknowledges and confirms (i) its continuing obligations under the Guaranty Agreement and agrees to be bound by the terms thereof, and (ii) that it has been since December 17, 1999 and remains liable with respect to the guaranteed Indebtedness as defined and provided in its Guaranty Agreement;

              e. acknowledges and agrees that the guaranteed Indebtedness encompasses and apply to all Advances, including Advances from and after the Amendment closing date, and to all Indebtedness, including Indebtedness arising pursuant to this Amendment;

              f. is fully aware of the financial and other conditions of the Debtor and is executing and delivering this Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

              g. except for information contained in certificates provided pursuant to V(1)(i) hereof reaffirms, restates and incorporates by this reference all of the representations, warranties and covenants made in its Guaranty Agreement as if the same were made as of this date;

              h. acknowledges that its agreements, consents and acknowledgments contained herein, and the provisions of its Guaranty Agreement (which are reaffirmed by Guarantor), are a material inducement to Lender to enter into this Amendment, and that, but for the Guaranty Agreement, and the Guarantor's agreements as set forth herein, Lender would decline to enter into this Amendment; and

              i. shall deliver to Lender a certificate or certificates in form and substance satisfactory to it, dated as of February 1, 2001 and signed by the president or other authorized officer of the Guarantor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Guaranty Agreement.


VI.    MISCELLANEOUS

              a. This Amendment is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Debtor may not transfer or assign any of its rights or obligations under this Amendment without the prior written consent of Lender. Guarantors are a party to this Amendment solely for the purposes of affirming their respective obligations in accordance with Article V hereof.

              b. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Debtor and the Guarantors. This Amendment may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by all of the parties hereto.

              c. Section headings have been inserted in this Amendment as a matter of convenience of reference only; such headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.

              d. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF DEBTOR, THE GUARANTORS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY


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

WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER SECURITY DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OF OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF DEBTOR, THE GUARANTORS AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED UNLESS SUCH FAILURE TO CONSOLIDATE WOULD RESULT IN INABILITY TO ENFORCE A CLAIM. FURTHER, DEBTOR AND THE GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. DEBTOR AND THE GUARANTORS ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AMENDMENT AND THE OTHER SECURITY DOCUMENTS.

              e. This Amendment and all other Security Documents shall be governed by the laws of the State of Colorado in all respects, including matters of construction, performance and enforcement.

              f. Whenever possible, the terms of this Amendment and the terms of the Agreement and all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Amendment shall govern.

       IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.


ATTEST:                            DEBTOR:
                                   STEAMBOAT SUITES, INC.

                                   By:
-----------------------------         ------------------------------------------


                                   DEBTOR:
                                   PREFERRED EQUITIES CORPORATION

                                   By:
-----------------------------         ------------------------------------------


                                   LENDER:
                                   TEXTRON FINANCIAL
                                   CORPORATION

                                   By:
-----------------------------         ------------------------------------------

                                   ---------------------------------------------
                                   on behalf of Lender

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                                   ACKNOWLEDGED AND AGREED:

                                   GUARANTOR:
                                   MEGO FINANCIAL CORP.


                                   By:
-----------------------------         ------------------------------------------

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:
COUNTY OF ___________:

       ON THIS, the ___ day of ___________, 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of STEAMBOAT SUITES, INC., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            -----------------------------------
                                            Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:
COUNTY OF ___________:

       ON THIS, the ___ day of ___________, 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            -----------------------------------
                                            Notary Public

My commission expires:

                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:
COUNTY OF ___________:

       ON THIS, the ___ day of ___________, 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of MEGO FINANCIAL CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            -----------------------------------
                                            Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT

STATE OF ____________:
COUNTY OF ___________:

       ON THIS, the ___ day of ___________, 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of TEXTRON FINANCIAL CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                            -----------------------------------
                                            Notary Public

My commission expires:

                  COMBINATION DEED OF TRUST, SECURITY AGREEMENT
                         AND FIXTURE FINANCING STATEMENT
                                SECOND AMENDMENT

              This COMBINATION DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT SECOND AMENDMENT (this "Second Amendment") is made as of the 1st day of February, 2001, by and between STEAMBOAT SUITES, INC., a Colorado corporation and PREFERRED EQUITIES CORPORATION, (collectively "Grantor"), whose local address is 1485 Pine Grove Road, Steamboat Springs, Colorado 80477, and the Public Trustee of the County of Routt, Colorado ("Trustee") for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Beneficiary"), whose address is 333 East River Drive, Suite 305, East Hartford, Connecticut 06108.


                                   WITNESSETH:

       WHEREAS, Grantor heretofore duly executed and delivered that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement (the "Existing Deed of Trust," and as amended and/or supplemented hereby and from time to time, the "Deed of Trust"), dated as of December 17, 1999; and

       WHEREAS, the Existing Deed of Trust was recorded with the Routt County Clerk and Recorder on December 23, 1999 in Book 765 at Page 1060;

       WHEREAS, Grantor and Beneficiary have entered into a First Amendment to General Loan and Security Agreement (Inventory Loan) (the "Inventory Loan First Amendment"), dated as of February 1, 2001 and attached hereto as EXHIBIT A, which modifies and amends the General Loan and Security Agreement (the "Existing Loan Agreement"), dated as of December 17, 1999, by and between Grantor and Beneficiary; and

       NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

       1. Capitalized terms used in this Second Amendment and not defined herein have the respective meanings specified in the Existing Loan Agreement, as amended by the Inventory Loan First Amendment.

       2. All references to the term "Loan Agreement" in the Deed of Trust are hereby amended and modified to mean the Existing Loan Agreement, as amended by the Inventory Loan First Amendment.

       3. EXHIBIT A-1 attached hereto is hereby made a part of Exhibit A-1 to the Existing Deed of Trust and is incorporated therein for all purposes and, pursuant thereto and in


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

accordance with the terms thereof, amends and modifies said Exhibit A to the Existing Deed of Trust.

       4. Grantor warrants that it is seized of an indefeasible estate in fee simple in, and has good and marketable title to, the Mortgaged Property (as defined in the Existing Deed of Trust, as amended hereby), free and clear of all claims, liens, charges, encumbrances, and exceptions to title except for those set forth in Exhibit C to the Existing Deed of Trust.

       5. The Existing Deed of Trust, as amended hereby, shall be and hereby is made subordinate to the Amended and Restated Declaration.

       6. Grantor and Beneficiary acknowledge and agree that, except as provided in this First Amendment, the Existing Deed of Trust has not been modified, amended, cancelled, terminated or superseded and remains in full force and effect.

       7. The Existing Deed of Trust is hereby ratified and confirmed by Grantor and Beneficiary, and every provision, covenant, condition, obligation, right and power contained therein and thereunder, as modified by this First Amendment, shall continue in full force and effect.

       8. All provisions of this First Amendment shall be binding upon and inure to the benefit of the respective heirs, legal representatives, successors and assigns of Grantor and Beneficiary and shall be effective as of the date set forth above.

       9. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute and be taken as one and the same instrument.

      [Remainder of Page Intentionally Blank; Next Page is Signature Page]


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

       IN WITNESS WHEREOF, the parties have hereto executed this First Amendment as of the date first written above.


Signed and Acknowledged            STEAMBOAT SUITES, INC.
in the Presence of:



                                   By:
                                      ------------------------------------------

                                   Its:
                                       -----------------------------------------



STATE OF                 )
                         )ss.
COUNTY OF                )

              The foregoing instrument was acknowledged before me this _____ day of February, 2001 by _________________________, the _______________ of Steamboat
Suites, Inc., a Colorado corporation, on behalf of such corporation.

              Witness my hand and official seal.

              My commission expires:_____________________.



                                            ------------------------------------
                                            Notary Public

[SIGNATURE PAGE OF COMBINATION DEED OF TRUST, SECURITY AGREEMET AND FIXTURE FINANCING STATEMENT SECOND AMENDMENT BETWEEN STEAMBOAT SUITES, INC. AND TEXTRON FINANCIAL CORPORATION DATED AS OF FEBRUARY 1, 2001]

Signed and Acknowledged            TEXTRON FINANCIAL CORPORATION

in the Presence of:



                                   By:
                                      ------------------------------------------

                                   Its:
                                       -----------------------------------------




STATE OF  CONNECTICUT       )
                            )ss.
COUNTY OF HARTFORD          )


              The foregoing instrument was acknowledged before me this ___ day of February, 2001 by _________________, an Assistant Vice President of Textron Financial Corporation, a Delaware corporation, on behalf of such corporation.

              Witness my hand and official seal.

              My commission expires:_____________________.



                                            ------------------------------------
                                            Notary Public

[SIGNATURE PAGE OF COMBINATION DEED OF TRUST, SECURITY AGREEMET AND FIXTURE FINANCING STATEMENT SECOND AMENDMENT BETWEEN STEAMBOAT SUITES, INC. AND TEXTRON FINANCIAL CORPORATION DATED AS OF FEBRUARY 1, 2001]


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